EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the accompanying Annual Report of Latch, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022, (the “Report”), I, Jason Keyes, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 19, 2024	LATCH, INC.

/s/ Jason Keyes
Jason Keyes Interim Chief Executive Officer (Principal Executive Officer)